SEMIANNUAL REPORT   NOBEMBER 30, 2000

Prudential
Natural Resources Fund, Inc.

Fund Type Global stock
Objective Long-term growth of capital

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Natural Resources Fund seeks long-term growth of capital by investing primarily in foreign and domestic companies that own, explore, mine, process, or develop natural resources, or provide goods and services for those industries.
These resources include precious metals; ferrous and nonferrous metals; strategic metals;
hydrocarbons such as oil, gas, and coal; and timberland. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 11/30/00
29.9% Oil & Gas Exploration/Production
17.7  Metals-Nonferrous
15.9  Platinum
 9.4  Oil & Gas Services
 6.9  Oil & Gas Equipment
 5.2  Gold
 4.4  Gas Pipelines
 4.4  Miscellaneous
 3.1  Financial Services
 3.1  Forest Products & Paper

Ten Largest Holdings
Expressed as a percentage of
net assets as of 11/30/00
 9.2% Impala Platinum Holdings Ltd.
      Platinum
 8.1  Stillwater Mining Co.
      Metals-Nonferrous
 6.6  Anglo American Platinum Corp. Ltd.
      Platinum
 4.2  Newfield Exploration Co.
      Oil & Gas Exploration/Production
 4.2  BJ Services Co.
      Oil & Gas Services
 3.9  Alberta Energy Co., Ltd.
      Oil & Gas Exploration/Production
 3.8  Western Gas Resources, Inc.
      Gas Pipelines
 3.6  Smith International, Inc.
      Oil & Gas Services
 3.1  Boise Cascade Corp.
      Forest Products & Paper
 2.5  Devon Energy Corp.
      Oil & Gas Exploration/Production

Holdings are subject to change.

                www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1          As of 11/30/00

                                     Six       One        Five      Ten       Since
                                    Months     Year       Years     Years    Inception2
Class A                             -5.53%    18.28%      53.71%   143.06%     113.41%
Class B                             -5.83     17.43       48.10    125.49      122.61
Class C                             -5.83     17.43       48.10      N/A        64.26
Class Z                             -5.35     18.58        N/A       N/A        22.90
Lipper Natural Resources
Fund Subset Avg.3                   -5.85     12.05       39.98    126.57        ***

Average Annual Total Returns1             As of 12/31/00

                              One       Five     Ten        Since
                              Year     Years    Years     Inception2
        Class A              22.59%    10.55%   10.72%       8.88%
        Class B              23.08     10.71    10.44        7.60
        Class C              25.80     10.62     N/A        10.97
        Class Z              29.50      N/A      N/A         9.26

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B,
9/28/87; Class C, 8/1/94; and Class Z, 9/16/96.

3 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Natural Resources Fund
Subset category. The Lipper average is unmanaged.
The Natural Resources Fund Subset category includes funds that invest more than 65% of their equity commitment in natural resources stocks, and excludes funds with a greater than 75% energy weighting.

***Lipper Since Inception returns are 95.23% for
Class A; 74.80% for Class B; 40.94% for Class C;
and 13.34% for Class Z, based on all funds in each
share class.
                                        1

(LOGO)                 January 16, 2001

DEAR SHAREHOLDER,
The period covered by this semiannual report--the six months ended November 30, 2000--was generally a very poor period for equity investing. The S&P 500
Index, representing the U.S. stock market, dropped
6.92% as investors gradually accepted that the country's economic growth was slowing and as earnings growth projections came down. The
Prudential Natural Resources Fund performed slightly better than that, as its Class A shares posted a decline of 5.53%, or -10.25% to those paying the maximum one-time Class A share sales charge. This return was in line with the Lipper
Average of comparable funds.

The major positive contribution to the Fund's return came from its platinum/palladium and energy holdings, which also had been the strong performers the prior fiscal year. However, there was a substantial decline in the performance of the Fund's positions in energy service companies, some of which were coming down from last year's large gains. The Fund's investment adviser explains why we believe the current declines reflect an overly optimistic projection of energy supplies. The basic materials sector--forest products and base metals--suffered from the perception of slowing economic growth, but it played only a small role in the Fund's performance during this period.

Sincerely,


David R. Odenath, Jr., President
Prudential Natural Resources Fund, Inc.

Prudential Natural Resources Fund, Inc.

      Semiannual Report     November 30, 2000

INVESTMENT ADVISER'S REPORT

In the short term, prices for natural resources stocks are driven by speculators and news releases.
Over the long term, however, the key to successful investing in natural resources stocks is getting the dynamics of supply and demand for the basic commodities right. We are contrarian in philosophy because we have to form an independent judgment about where supply and demand will be in the future, and then wait for other investors to come to the same conclusion.

The Fund's return benefited in our last fiscal year because we foresaw the present energy shortage early. We believe most investors still don't realize the extent of these shortages. Oil prices averaged more than $30 a barrel in 2000, and we expect the same in 2001, while the Wall Street consensus for 2001 is about $24 a barrel. The root cause of the shortage is that oil companies--which used to be dominated by engineers motivated to maintain the world's oil supply--are now financially driven. Companies will invest in development projects they expect to provide a reasonable return on investment. This is a positive development because profitability promotes a continuing supply of capital, but such planning requires estimating the future price of oil.

We think the major oil companies are basing their
payback calculations on the assumption that oil
will sell for $18 a barrel by the time these
projects come on line. At that price, few non-
Organization of Petroleum Exporting Countries
(OPEC) projects will provide an adequate return on
investment. The result has been a drop in
investments in exploration and development and a
consequent reduction in non-OPEC oil supply.
Because of this reduction, oil now sells for more
than $30 a barrel. When companies start to plug $30
a barrel into their planning equations, more
development projects make financial sense, and so
more exploration should take place.
                                              3

Prudential Natural Resources Fund, Inc.

  Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings      As of 11/30/00
-------------------------------------------------------------------
9.2% Impala Platinum Holdings Ltd./Platinum
     Impala operates the world's second largest platinum mine in South Africa. Sales rose 47% last year.
     With a 44% operating margin, earnings increased much faster. Nonetheless, we believe the share price is still low in comparison to earnings because South African stock markets are depressed.

8.1% Stillwater Mining Co./Metals-Nonferrous
     Stillwater operates the only significant palladium and platinum mine outside the Republic of South
     Africa and Russia. Sales rose 43% last year.

6.6% Anglo-American Platinum Corp. Ltd./Platinum
     Anglo-American operates many mines in South Africa.
     We believe it has the most attractive long-term potential of platinum/palladium companies because of its extensive assets.

4.2% Newfield Exploration Co./Oil & Gas Exploration/Production
     Newfield is a high-quality U.S. natural gas exploration and development company. Its sales rose
     44% last year.

4.2% BJ Services Co./Oil & Gas Services
     BJ provides specialized pressure pumping and cementing services that are very sensitive to increases in drilling activity.

Holdings are subject to change.

           www.prudential.com  (800) 225-1852

   Semiannual Report    November 30, 2000

We have a sizable commitment to oil service stocks, which benefit from exploration and drilling activity. They rose sharply during our last fiscal year when the current shortages were foreseen, but their prices dropped during this reporting period because most investors expect the shortages to abate. The current price of oil service stocks suggests that most investors think oil prices can return to levels below $20 a barrel. With the U.S.
and European economies still growing, demand still rising, and no large new sources on the horizon, we don't see why investors should expect lower oil prices.

Maverick Tube, which makes the specialized steel tubing used to surround well bores during drilling, was one of our best performing oil service stocks during the past fiscal year, but was the largest detractor from our return over this period. BJ
Services (see Comments on Largest Holdings) and
Smith International were the second and third detractors. We took advantage of the depressed prices for oil service stocks to add to our holdings of Cooper Cameron and to add two smaller firms, W-H Energy Services and Hydril.

Returns among our natural gas exploration and production companies were mixed. Kinder Morgan is a well-positioned gas pipeline company whose gains probably were not dependent upon the price of gas.
Rio Alto Exploration and Alberta Energy are
Canadian companies that did not participate fully in the energy bull market in 1999. Their significant gains in our reporting period were due in part to their having to catch up with the gains of U.S. stocks. Devon Energy and Newfield
Exploration (see Comments on Largest Holdings), both U.S. companies, had substantial declines in this period as U.S. investors became pessimistic about energy stocks.

PLATINUM/PALLADIUM
Platinum and palladium are precious metals that are
also used for automobile catalytic converters. They
are chemically related and tend to occur together
in nature. Over the last five years, Russian
platinum inventories have supplied a significant
portion of world demand, but these appear to have
run out. Demand for both metals should increase
substantially in the
                                        5

Prudential Natural Resources Fund, Inc.

   Semiannual Report    November 30, 2000

next several years. Our three largest holdings (see
Comments on Largest Holdings) were South African and U.S. platinum/palladium mines, and these were the three largest contributors to our return for the period.

LOOKING AHEAD
Our expectations for both oil and natural gas over the next few years are higher than the consensus view. Given the low level of capital spending in this industry over the last several years, we think energy prices will remain strong, and energy stocks will be rewarding investments. The rising energy costs have contributed to slowing the global economy, and particularly to difficulties for the basic materials sectors. Basic materials are both economically sensitive (because economic growth affects demand) and vulnerable to higher energy prices. Aluminum smelting, in particular, is a large consumer of energy. Alcoa recently shut down plants in the northwest United States because it could earn more by selling the electricity it saved than it could by making aluminum. Other smelters in the region also have been shut down. The reduced supply should improve aluminum prices.

The forest products industry is still
consolidating. Boise Cascade is among our larger holdings because we think it may be the next company in the industry to receive an attractive takeover offer.

Fear of a recession is currently hurting basic materials stocks. We believe, as do most economists, that the U.S. and global economies are merely slowing from periods of very rapid growth. When investors realize that economic growth will continue at a more sustainable--but still healthy-- pace, we think the basic materials stocks will react substantially.

Prudential Natural Resources Fund Management Team

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of November 30, 2000 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.7%
Common Stocks  99.3%
-------------------------------------------------------------------------------------
Australia  0.9%
     296,100   Anaconda Nickel Ltd.(a)                                $      353,698
     230,801   Capral Aluminium NL                                           276,184
      94,300   Delta Gold Ltd.                                                55,675
      19,480   Zimbabwe Platinum Mines Ltd.(a)                                 5,443
                                                                      --------------
               Total Australia                                               691,000
-------------------------------------------------------------------------------------
Canada  15.9%
      43,900   Aber Diamond Corp.                                            390,661
      63,500   Agnico-Eagle Mines Ltd.                                       418,117
      73,400   Alberta Energy Co., Ltd.                                    2,828,046
      65,800   Anderson Exploration Ltd.(a)                                1,207,556
      96,800   Arizona Star Resource Ltd.(a)                                  36,602
      76,200   Atna Resources Ltd.(a)                                         21,361
       9,786   Avid Oil & Gas Ltd.(a)                                         21,500
      99,700   Black Hawk Mining, Inc.(a)                                      5,525
      40,300   Cameco Corp.                                                  667,332
      55,834   Canadian Natural Resources Ltd.(a)                          1,547,001
      10,540   European Goldfields Ltd.(a)                                     9,792
      20,800   Francisco Gold Corp.(a)                                        57,631
     105,400   Gabriel Resources Ltd.(a)                                     176,594
     190,601   Genoil, Inc.(a)                                                     0
     162,300   IAMGOLD Corp.(a)                                              248,651
      39,500   Inco Ltd.(a)                                                  567,813
     298,300   Kinross Gold Corp.(a)                                         182,803
      95,400   Meridian Gold, Inc.(a)                                        541,091
     379,675   Repadre Capital Corp.(a)                                      495,045
      68,800   Rio Alto Exploration Ltd.(a)                                1,211,031
      10,620   Talisman Energy, Inc.(a)                                      322,983
     188,500   Tiomin Resources, Inc.(a)                                     101,998
      83,100   TimberWest Forest Corp.                                       549,883
      20,040   TVX Gold, Inc.(a)                                              37,365
                                                                      --------------
               Total Canada                                               11,646,381

    See Notes to Financial Statements                                      7

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of November 30, 2000 (Unaudited)
Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Cayman Islands  2.4%
     186,200   Apex Silver Mines Ltd.(a)                              $    1,745,625
-------------------------------------------------------------------------------------
France  1.2%
      21,315   Bouygues SA                                                   877,326
-------------------------------------------------------------------------------------
Greece
         465   Ashanti Goldfields Ltd. (GDR)                                   1,162
-------------------------------------------------------------------------------------
Japan  2.5%
      50,000   Globaly Corp.                                                 542,373
      47,000   Kobayashi Yoko Co., Ltd.                                      466,920
     127,000   Nihon Unicom Corp.                                            795,005
                                                                      --------------
               Total Japan                                                 1,804,298
-------------------------------------------------------------------------------------
New Zealand  0.1%
     546,888   Fletcher Challenge Forests(a)                                  55,981
-------------------------------------------------------------------------------------
South Africa  18.1%
     120,400   Anglo American Platinum Corp. Ltd.                          4,843,946
      17,276   AngloGold Ltd. (South Africa)                                 421,040
      11,492   AngloGold Ltd. (South Africa)                                 296,842
     363,400   Avgold Ltd.(a)                                                117,150
      26,300   Durban Roodepoort Deep Ltd.(a)                                 15,261
      60,976   Gold Fields Ltd. (ADR)                                        175,306
      75,800   Harmony Gold Mining Co., Ltd.                                 280,524
      34,000   Harmony Gold Mining Co., Ltd. (ADR)                           129,625
     143,800   Impala Platinum Holdings Ltd.                               6,768,150
     108,000   Randgold & Exploration Co., Ltd.(a)                            82,166
      52,500   Western Areas Ltd.(a)                                         115,764
                                                                      --------------
               Total South Africa                                         13,245,774
-------------------------------------------------------------------------------------
United Kingdom  0.8%
      62,000   Stolt Offshore SA(a)                                          565,750
-------------------------------------------------------------------------------------
United States  57.4%
      57,500   BJ Services Co.(a)                                          3,061,875
      79,200   Boise Cascade Corp.                                         2,286,900
      19,200   Brigham Exploration Co.(a)                                     69,600

    8                                      See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of November 30, 2000 (Unaudited)
Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      20,450   Burlington Resources, Inc.                             $      834,616
      14,200   Cooper Cameron Corp.(a)                                       770,350
      64,575   Cross Timbers Oil Co.                                       1,283,428
      37,300   Devon Energy Corp.                                          1,837,025
      21,300   Fluor Corp.                                                   777,450
      95,000   Freeport-McMoRan Copper & Gold, Inc., Class A(a)              736,250
      20,200   FX Energy, Inc.(a)                                             68,175
      57,100   Golden Star Resources Ltd.(a)                                  28,550
      49,400   Grant Prideco, Inc.(a)                                        697,775
      23,800   Hydril Co.(a)                                                 417,988
     351,700   Kaiser Aluminum Corp.                                       1,692,556
      10,500   Kinder Morgan, Inc.                                           435,094
      29,300   Marine Drilling Cos., Inc.(a)                                 586,000
     106,800   Maverick Tube Corp.(a)                                      1,355,025
      29,700   McMoRan Exploration Co.(a)                                    311,850
      27,400   Miller Exploration Co.(a)                                      28,256
      34,500   Monsanto Co.                                                  864,656
      17,900   NATCO Group, Inc.(a)                                          132,013
      84,100   Newfield Exploration Co.(a)                                 3,069,650
      38,711   Newmont Mining Corp.                                          604,859
      28,700   Noble Affiliates, Inc.                                      1,069,075
      42,800   Nuevo Energy Co.(a)                                           684,800
      20,000   Pennaco Energy, Inc.(a)                                       231,250
      69,886   Pioneer Natural Resources Co.                               1,013,347
      20,000   Prize Energy Corp.(a)                                         325,000
      45,600   Smith International, Inc.(a)                                2,647,650
     176,800   Stillwater Mining Co.(a)                                    5,956,392
      29,200   Swift Energy Co.(a)                                           894,250
      19,140   Talisman Energy, Inc.(a)                                      584,966
      94,200   TransCoastal Marine Services, Inc.(a)                             471
      17,000   Triton Energy Ltd.(a)                                         412,250
      40,500   Valero Energy Corp.                                         1,273,219
      43,900   W-H Energy Services Inc.(a)                                   581,675
      49,400   Weatherford International, Inc.(a)                          1,645,637

    See Notes to Financial Statements                                      9

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of November 30, 2000 (Unaudited)
Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     114,300   Western Gas Resources, Inc.                            $    2,778,919
                                                                      --------------
                                                                          42,048,842
                                                                      --------------
               Total common stocks (cost $60,920,952)                     72,682,139
                                                                      --------------
WARRANTS(a)  0.1%
-------------------------------------------------------------------------------------
Cayman Islands  0.1%
      75,000   Apex Silver Mines Ltd., Expiring 11/4/02 @ US$18               65,625
-------------------------------------------------------------------------------------
South Africa
      19,342   Durban Roodepoort Deep Ltd., Expiring 6/30/02 @
                ZAR6,000                                                       1,359
                                                                      --------------
               Total warrants (cost $0)                                       66,984
                                                                      --------------
RIGHTS(a)
-------------------------------------------------------------------------------------
New Zealand
   1,093,776   Fletcher Challenge Forests                                        672
               Total rights (cost $98,485)
CONVERTIBLE BONDS  0.3%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
South Africa  0.3%
     300,000   Randgold Finance BVI Ltd.,
                Sec'd Gtd., 7.50%, 9/30/01 (cost US$300,350)                 247,500
SHORT-TERM INVESTMENT  0.9%
-------------------------------------------------------------------------------------
Repurchase Agreement  0.9%
     663,000   Joint Repurchase Agreement,
                5.42%, 12/1/00 cost (US$663,000; Note 5)                     663,000
                                                                      --------------
               Total Investments  100.6%
                (cost $61,982,767)                                        73,660,295
               Other assets and liabilities (0.6)                           (458,640)
                                                                      --------------
               Net Assets  100%                                       $   73,201,655
                                                                      --------------
                                                                      --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
SA--Societe Anonyme (French Corporation).
    10                                     See Notes to Financial Statements

   Prudential Natural Resources Fund, Inc.
        Portfolio of Investments as of November 30, 2000 (Unaudited) Cont'd.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2000 was as follows:

Oil Services...........................................................   18.7%
American Oil & Gas.....................................................   17.7
Platinum...............................................................   15.9
Canadian Oil & Gas.....................................................   10.1
Precious Minerals......................................................    8.7
Gold...................................................................    5.6
Gas Pipelines..........................................................    4.5
Forest Products........................................................    3.9
Aluminium..............................................................    2.7
Financial Services.....................................................    2.5
Silver.................................................................    2.5
Nonferrous Metals......................................................    2.2
Metals-Diversified.....................................................    1.8
Chemicals..............................................................    1.2
Coal...................................................................    1.1
Oil & Gas..............................................................    0.6
Repurchase Agreement...................................................    0.9
                                                                         -----
                                                                         100.6%
Liabilities in excess of other assets..................................  (0.6)
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     11

       Prudential Natural Resources Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                November 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $61,982,767)                           $73,660,295
Foreign currency, at value (cost $2,096)                                 2,119
Receivable for Fund shares sold                                         42,513
Dividends and interest receivable                                       13,768
Other assets                                                             2,206
                                                                -----------------
      Total assets                                                  73,720,901
                                                                -----------------
LIABILITIES
Payable for Fund shares reacquired                                     286,094
Accrued expenses                                                       146,552
Management fee payable                                                  46,826
Distribution fee payable                                                39,774
                                                                -----------------
      Total liabilities                                                519,246
                                                                -----------------
NET ASSETS                                                         $73,201,655
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                            $    52,357
   Paid-in capital in excess of par                                 67,264,177
                                                                -----------------
                                                                    67,316,534
   Accumulated net investments loss                                   (264,887)
   Accumulated net realized loss on investments                     (5,526,981)
   Net unrealized appreciation on investments and foreign
      currencies                                                    11,676,989
                                                                -----------------
Net assets, November 30, 2000                                      $73,201,655
                                                                -----------------
                                                                -----------------

    12                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                November 30, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($29,623,426 / 2,016,988 shares of common stock issued
      and outstanding)                                                  $14.69
   Maximum sales charge (5% of offering price)                             .77
   Maximum offering price to public                                     $15.46
Class B:
   Net asset value, offering price and redemption price per
      share ($36,479,720 / 2,721,309 shares of common stock
      issued and outstanding)                                           $13.41
Class C:
   Net asset value and redemption price per share ($2,563,178
      / 191,211 shares of common stock issued and
      outstanding)                                                      $13.41
   Sales charge (1% of offering price)                                     .14
   Offering price to public                                             $13.55
Class Z:
   Net asset value, offering price and redemption price per
      share ($4,535,331 / 304,997 shares of common stock
      issued and outstanding)                                           $14.87

    See Notes to Financial Statements                                     13

       Prudential Natural Resources Fund, Inc.
             Statement of Operations (Unaudited)

                                                                   Six Months
                                                                      Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $5,088)          $   561,132
   Interest                                                             29,978
                                                                -----------------
      Total income                                                     591,110
                                                                -----------------
Expenses
   Management fee                                                      296,261
   Distribution fee--Class A                                            38,996
   Distribution fee--Class B                                           206,198
   Distribution fee--Class C                                            12,809
   Transfer agent's fees and expenses                                   85,000
   Custodian's fees and expenses                                        99,000
   Reports to shareholders                                              27,500
   Registration fees                                                    18,000
   Audit fee                                                            16,000
   Legal fees and expenses                                               9,500
   Directors' fees and expenses                                          6,500
   Miscellaneous                                                           417
                                                                -----------------
      Total expenses                                                   816,181
                                                                -----------------
Net investment loss                                                   (225,071)
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           3,994,610
   Foreign currency transactions                                       (39,816)
                                                                -----------------
                                                                     3,954,794
                                                                -----------------
Net change in unrealized appreciation on:
   Investments                                                      (8,309,628)
   Foreign currencies                                                      836
                                                                -----------------
                                                                    (8,308,792)
                                                                -----------------
Net loss on investments and foreign currencies                      (4,353,998)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(4,579,069)
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months            Year
                                                       Ended             Ended
                                                 November 30, 2000    May 31, 2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                             $    (225,071)     $   (567,949)
   Net realized gain on investment and foreign
      currency transactions                            3,954,794        (1,384,106)
   Net change in unrealized appreciation on
      investments and foreign currencies              (8,308,792)       25,448,866
                                                 -----------------    ------------
   Net increase (decrease) in net assets
      resulting from operations                       (4,579,069)       23,496,811
                                                 -----------------    ------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                      10,940,037        21,466,511
   Net asset value of shares issued in
      reinvestment of distributions                           --                --
   Cost of shares reacquired                         (13,905,252)      (35,878,299)
                                                 -----------------    ------------
   Net decrease in net assets from Fund share
      transactions                                    (2,965,215)      (14,411,788)
                                                 -----------------    ------------
Total increase (decrease)                             (7,544,284)        9,085,023
NET ASSETS
Beginning of period                                   80,745,939        71,660,916
                                                 -----------------    ------------
End of period                                      $  73,201,655      $ 80,745,939
                                                 -----------------    ------------
                                                 -----------------    ------------

    See Notes to Financial Statements                                     15

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Natural Resources Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in securities the terms of which are related to the market value of a natural resource.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    Securities traded on an exchange and NASDAQ
National Market System are valued at the last sale price on such exchange system or, if there was no sale on such day, at the mean between the last bid and asked prices, or at the bid price in the absence of an asked price. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day at the mean between the most recently quoted bid and asked prices. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
    16

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the fiscal period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.

      Securities Transactions and Investment Income:    Securities transactions
are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
                                                                          17

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends out of
net investment income and make distributions of any net capital gains, at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, foreign currencies and passive foreign investment companies' transactions.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest, capital gains and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase accumulated net investment loss by $39,816 and decrease accumulated net realized loss on investments by $39,816 for realized foreign currency losses during the fiscal period ended November 30, 2000. Net investment loss, net realized losses and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC), PIC furnished investment advisory services in connection with the management of the Fund through September 17, 2000. Effective September 18, 2000, the Board of Directors terminated the subadvisory agreement with PIC, and PIFM entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'), pursuant to which Jennison is paid under the same terms as PIC was paid. PIFM paid for the services of PIC and Jennison, the compensation of officers of
    18

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

the Fund, occupancy and certain clerical and book-keeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and Class C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended November 30, 2000.

      PIMS has advised the Fund that it has received approximately $7,500 and $2,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended November 30, 2000. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended November 30, 2000, it received approximately $53,100 and $200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. The Fund did not borrow any amounts pursuant to the SCA during the six months ended November 30, 2000.
                                                                          19

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, served as the Fund's transfer agent and during the six months ended November 30, 2000, the Fund incurred fees of approximately $57,300 for the services of PMFS. As of November 30, 2000, approximately $9,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended November 30, 2000 aggregated $9,154,879 and $12,065,163, respectively.

      The federal income tax basis of the Fund's investments at November 30, 2000 was $62,682,099 and accordingly, net unrealized appreciation for federal income tax purposes was $10,978,196 (gross unrealized appreciation--$26,919,017 gross unrealized depreciation--$15,940,821).

      For federal income tax purposes, the Fund has a capital loss carryforward as of May 31, 2000 of approximately $8,456,000 of which $2,652,000 expires in 2007 and $5,804,000 expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount. In addition, the Fund will elect to treat net capital losses and net currency losses of approximately $381,700 and $47,400, respectively, incurred in the seven month period ended May 31, 2000 as having occured in the current fiscal year.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At November 30, 2000, the Fund had a .08% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $663,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,106.
    20

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Bear, Stearns & Co. Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,041, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

      Chase Securities Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.

      Deutsche Bank, Alex. Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.

      Warburg Dillon Read LLC, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,970, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 500 million shares of common stock $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.
                                                                          21

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Six months ended November 30, 2000:
Shares sold                                                     266,649    $  4,165,142
Shares reacquired                                              (398,913)     (6,209,312)
                                                             ----------    ------------
Net increase/decrease in shares outstanding before
  conversion                                                   (132,264)     (2,044,170)
Shares issued upon conversion from Class B                      285,688       4,528,949
                                                             ----------    ------------
Net increase/decrease in shares outstanding                     153,424    $  2,484,779
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2000:
Shares sold                                                     662,396    $  8,846,281
Shares reacquired                                            (1,206,092)    (15,855,008)
                                                             ----------    ------------
Net increase/decrease in shares outstanding before
  conversion                                                   (543,696)     (7,008,727)
Shares issued upon conversion from Class B                      294,709       3,858,586
                                                             ----------    ------------
Net increase/decrease in shares outstanding                    (248,987)   $ (3,150,141)
                                                             ----------    ------------
                                                             ----------    ------------
Class B
----------------------------------------------------------
Six months ended November 30, 2000:
Shares sold                                                     218,669    $  3,148,805
Shares reacquired                                              (430,697)     (6,095,277)
                                                             ----------    ------------
Net increase/decrease in shares outstanding before
  conversion                                                   (212,028)     (2,946,472)
Shares reacquired upon conversion into Class A                 (312,228)     (4,528,949)
                                                             ----------    ------------
Net increase/decrease in shares outstanding                    (524,256)   $ (7,475,421)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2000:
Shares sold                                                     599,846    $  7,325,874
Shares reacquired                                            (1,292,774)    (15,757,225)
                                                             ----------    ------------
Net increase/decrease in shares outstanding before
  conversion                                                   (692,928)     (8,431,351)
Shares reacquired upon conversion into Class A                 (320,275)     (3,858,586)
                                                             ----------    ------------
Net increase/decrease in shares outstanding                  (1,013,203)   $(12,289,937)
                                                             ----------    ------------
                                                             ----------    ------------
Class C
----------------------------------------------------------
Six months ended November 30, 2000:
Shares sold                                                      62,273    $    889,025
Shares reacquired                                               (16,965)       (234,240)
                                                             ----------    ------------
Net increase/decrease in shares outstanding                      45,308    $    654,785
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2000:
Shares sold                                                      55,232    $    679,122
Shares reacquired                                               (59,300)       (730,825)
                                                             ----------    ------------
Net increase/decrease in shares outstanding                      (4,068)   $    (51,703)
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Six months ended November 30, 2000:
Shares sold                                                     171,703    $  2,737,065
Shares reacquired                                               (87,354)     (1,366,423)
                                                             ----------    ------------
Net increase/decrease in shares outstanding                      84,349    $  1,370,642
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2000:
Shares sold                                                     340,053    $  4,615,234
Shares reacquired                                              (262,094)     (3,535,241)
                                                             ----------    ------------
Net increase/decrease in shares outstanding                      77,959    $  1,079,993
                                                             ----------    ------------
                                                             ----------    ------------

       Prudential Natural Resources Fund, Inc

 Financial
             Highlights

       Prudential Natural Resources Fund, Inc.
             Financial Highlights (Unaudited)

                                                                    Class A
                                                              --------------------
                                                                Six Months Ended
                                                              November 30, 2000(a)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  15.55
                                                                    --------
Income from investment operations
Net investment loss                                                    (0.01)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (0.85)
                                                                    --------
      Total from investment operations                                 (0.86)
                                                                    --------
Less distributions
Distributions from net realized gains on investments                      --
Distributions in excess of net realized gains on
   investments                                                            --
                                                                    --------
      Total distributions                                                 --
                                                                    --------
Net asset value, end of period                                      $  14.69
                                                                    --------
                                                                    --------
TOTAL RETURN(b):                                                       (5.53)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 29,623
Average net assets (000)                                            $ 31,112
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.66%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.41%(c)
Net investment loss                                                    (0.13)%(c)
For Class A, B, C and Z shares:
Portfolio turnover                                                        12%(d)

------------------------------
(a) Calculated based on average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods of less than a year are not annualized.
(c) Annualized.
(d) Not Annualized.
    24                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                            Year Ended May 31,
----------------------------------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)              1997(a)                1996
----------------------------------------------------------------------------------------------------------
    $  11.33             $  11.69             $  16.27             $  17.34             $  13.73
    --------             --------             --------             --------             --------
        (.04)                (.05)                (.08)                (.07)                (.01)
        4.26                  .20                (2.33)                 .94                 4.42
    --------             --------             --------             --------             --------
        4.22                  .15                (2.41)                 .87                 4.41
    --------             --------             --------             --------             --------
          --                   --                (2.17)               (1.94)                (.80)
          --                 (.51)                  --                   --                   --
    --------             --------             --------             --------             --------
          --                 (.51)               (2.17)               (1.94)                (.80)
    --------             --------             --------             --------             --------
    $  15.55             $  11.33             $  11.69             $  16.27             $  17.34
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
       37.25%                2.41%              (14.41)%               5.37%               33.51%
    $ 28,971             $ 23,930             $ 28,491             $ 47,054             $ 32,608
    $ 26,574             $ 22,683             $ 37,933             $ 40,393             $ 23,106
        1.53%                1.79%                1.55%                1.48%                1.57%
        1.28%                1.54%                1.30%                1.23%                1.32%
        (.27)%               (.53)%               (.54)%               (.43)%               (.09)%
          22%                  16%                  25%                  53%                  41%

    See Notes to Financial Statements                                     25

       Prudential Natural Resources Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                    Class B
                                                              --------------------
                                                                Six Months Ended
                                                              November 30, 2000(a)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  14.24
                                                                    --------
Income from investment operations
Net investment loss                                                    (0.07)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (0.76)
                                                                    --------
   Total from investment operations                                    (0.83)
                                                                    --------
Less distributions
Distributions from net realized gains on investments                      --
Distributions in excess of net realized gains on
   investments                                                            --
                                                                    --------
Total distributions                                                       --
                                                                    --------
Net asset value, end of period                                      $  13.41
                                                                    --------
                                                                    --------
TOTAL RETURN(b):                                                       (5.83)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 36,480
Average net assets (000)                                            $ 41,127
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.41%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.41%(c)
Net investment loss                                                    (0.95)%(c)

------------------------------
(a) Calculated based on average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods of less than a year are not annualized.
(c) Annualized.
    26                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                            Year Ended May 31,
----------------------------------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)              1997(a)                1996
----------------------------------------------------------------------------------------------------------
       10.46             $  10.92             $  15.46             $  16.70             $  13.35
    --------             --------             --------         ----------------     ----------------
        (.13)                (.12)                (.17)                (.19)                (.10)
        3.91                  .17                (2.20)                 .89                 4.25
    --------             --------             --------         ----------------     ----------------
        3.78                  .05                (2.37)                 .70                 4.15
    --------             --------             --------         ----------------     ----------------
          --                   --                (2.17)               (1.94)                (.80)
          --                 (.51)                  --                   --                   --
    --------             --------             --------         ----------------     ----------------
          --                 (.51)               (2.17)               (1.94)                (.80)
    --------             --------             --------         ----------------     ----------------
    $  14.24             $  10.46             $  10.92             $  15.46             $  16.70
    --------             --------             --------         ----------------     ----------------
    --------             --------             --------         ----------------     ----------------
       36.14%                1.64%              (14.96)%               4.51%               32.49%
    $ 46,230             $ 44,533             $ 67,029             $111,464             $113,090
    $ 45,728             $ 48,644             $ 86,864             $107,361             $ 84,396
        2.28%                2.54%                2.30%                2.23%                2.32%
        1.28%                1.54%                1.30%                1.23%                1.32%
       (1.04)%              (1.28)%              (1.28)%              (1.18)%               (.84)%

    See Notes to Financial Statements                                     27

       Prudential Natural Resources Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                    Class C
                                                              --------------------
                                                                Six Months Ended
                                                              November 30, 2000(a)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $14.24
                                                                    -------
Income from investment operations
Net investment loss                                                   (0.06)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                      (0.77)
                                                                    -------
   Total from investment operations                                   (0.83)
                                                                    -------
Less distributions
Distributions from net realized gains on investments                     --
Distributions in excess of net realized gains on
   investments                                                           --
                                                                    -------
Total distributions                                                      --
                                                                    -------
Net asset value, end of period                                       $13.41
                                                                    -------
                                                                    -------
TOTAL RETURN(b):                                                      (5.83)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $2,563
Average net assets (000)                                             $2,555
Ratios to average net assets:
   Expenses, including distribution fees and service
      (12b-1) fees                                                     2.41%(c)
   Expenses, excluding distribution fees and service
      (12b-1) fees                                                     1.41%(c)
Net investment loss                                                   (0.90)%(c)

------------------------------
(a) Calculated based on average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods of less than a year are not annualized.
(c) Annualized.
    28                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                            Year Ended May 31,
----------------------------------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)              1997(a)                1996
----------------------------------------------------------------------------------------------------------
     $10.46               $10.92               $15.46               $16.70               $13.35
    -------              -------              -------              -------              -------
       (.13)                (.12)                (.18)                (.19)                (.10)
       3.91                  .17                (2.19)                 .89                 4.25
    -------              -------              -------              -------              -------
       3.78                  .05                (2.37)                 .70                 4.15
    -------              -------              -------              -------              -------
         --                   --                (2.17)               (1.94)                (.80)
         --                 (.51)                  --                   --                   --
    -------              -------              -------              -------              -------
         --                 (.51)               (2.17)               (1.94)                (.80)
    -------              -------              -------              -------              -------
     $14.24               $10.46               $10.92               $15.46               $16.70
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
      36.14%                1.64%              (14.96)%               4.51%               32.49%
     $2,078               $1,568               $1,844               $2,542               $1,551
     $1,851               $1,490               $2,060               $2,041               $  734
       2.28%                2.54%                2.30%                2.23%                2.32%
       1.28%                1.54%                1.30%                1.23%                1.32%
      (1.04)%              (1.28)%              (1.35)%              (1.18)%               (.84)%

    See Notes to Financial Statements                                     29

       Prudential Natural Resources Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                     Class Z
                                 ------------------------------------------------
                                                                                      September 16,
                                  Six Months                                             1996(d)
                                    Ended               Year Ended May 31,               Through
                                 November 30,     -------------------------------        May 31,
                                   2000(a)        2000(a)     1999(a)     1998(a)        1997(a)
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
of period                           $15.71        $11.42      $11.76      $16.30         $ 17.08
Income from investment
operations
Net investment income (loss)            --(e)         -- (e)    (.03 )      (.05 )          (.03)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions                      (0.84)         4.29         .20       (2.32 )          1.19
                                 ------------     -------     -------     -------     -------------
   Total from investment
      operations                     (0.84)         4.29         .17       (2.37 )          1.16
                                 ------------     -------     -------     -------     -------------
Less distributions
Distributions from net
   realized gains on
   investments                          --            --          --       (2.17 )         (1.94)
Distributions in excess of
   net realized gains on
   investments                          --            --        (.51 )        --              --
                                 ------------     -------     -------     -------     -------------
Total distributions                     --            --        (.51 )     (2.17 )         (1.94)
                                 ------------     -------     -------     -------     -------------
Net asset value, end of
period                              $14.87        $15.71      $11.42      $11.76         $ 16.30
                                 ------------     -------     -------     -------     -------------
                                 ------------     -------     -------     -------     -------------
TOTAL RETURN(b):                     (5.35)%       37.57 %      2.56 %    (14.12 )%         7.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                               $4,535        $3,467      $1,630      $1,761         $ 3,140
Average net assets (000)            $3,993        $2,552      $1,381      $2,581         $   994
Ratios to average net
assets:
   Expenses, including
      distribution and
      service (12b-1) fees            1.41%(c)      1.28 %      1.54 %      1.30 %          1.23%(c)
   Expenses, excluding
      distribution and
      service (12b-1) fees            1.41%(c)      1.28 %      1.54 %      1.30 %          1.23%(c)
Net investment income                 0.12%(c)         0 %      (.30 )%     (.33 )%         (.18)%(c)

------------------------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
(e) Less than $.005 per share.
    30                                     See Notes to Financial Statements

Prudential Natural Resources Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

Prudential Natural Resources Fund, Inc.

   Getting the Most from Your Prudential Mutual Fund

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information.
Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

           www.prudential.com  (800) 225-1852

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Prudential Natural Resources Fund, Inc.

  Getting the Most from Your Prudential Mutual Fund

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund.
Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

          www.prudential.com  (800) 225-1852

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches.
These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Prudential Natural Resources Fund, Inc.

   Getting the Most from Your Prudential Mutual Fund

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold
(converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

     www.prudential.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004
----------------------------------------------
Fund Symbols       NASDAQ        CUSIP
Class A            PGNAX       743970105
Class B            PRGNX       743970204
Class C            PNRCX       743970303
Class Z            PNRZX       743970402

----------------------------------------------
The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of November 30, 2000, were not audited and, accordingly, no opinion is expressed on them.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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